EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2024 Financial Results and Declares Dividend

HONOLULU, Hawaii January 31, 2025--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2024.

“I’m pleased to report that we finished 2024 with a very strong quarter that was highlighted by good performance across our key earnings drivers. Our loan and deposit balances grew, net interest margin expanded, expenses were well controlled and credit quality remained excellent. We also maintained our commitment to supporting our communities with a $1 million contribution to the First Hawaiian Foundation,” said Bob Harrison, Chairman, President, and CEO. “During the fourth quarter we took action to strengthen our balance sheet and increase our future earnings power by restructuring a portion of our investment portfolio. This action, along with the positive trends we saw in the fourth quarter, positions us very well entering 2025.”

On January 29, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on February 28, 2025, to stockholders of record at the close of business on February 14, 2025.

Additionally, the Company’s Board of Directors adopted a stock repurchase program for up to $100.0 million of its outstanding common stock during 2025.

Fourth Quarter 2024 Highlights:

●	Restructured a portion of the investment portfolio by selling $290.4 million of low-yielding investment securities and reinvested the sale proceeds into $291.5 million of higher-yielding securities. Recognized a $26.2 million pre-tax ($19.2 million after-tax) loss on the sale of securities.
●	Net income of $52.5 million, or $0.41 per diluted share
●	Total loans and leases increased $166.9 million versus prior quarter
●	Total deposits increased $94.5 million versus prior quarter
●	Net interest margin increased 8 basis points to 3.03%
●	Recorded a $0.8 million negative provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.8 billion at December 31, 2024 and September 30, 2024.

Gross loans and leases were $14.4 billion as of December 31, 2024, an increase of $166.9 million, or 1.2%, from $14.2 billion as of September 30, 2024.

Total deposits were $20.3 billion as of December 31, 2024, an increase of $94.5 million, or 0.5%, from $20.2 billion as of September 30, 2024.

Net Interest Income

Net interest income for the fourth quarter of 2024 was $158.8 million, an increase of $2.0 million, or 1.3%, compared to $156.7 million for the prior quarter.

The net interest margin was 3.03% in the fourth quarter of 2024, an increase of 8 basis points compared to 2.95% in the prior quarter.

Provision Expense

During the quarter ended December 31, 2024, we recorded a $0.8 million negative provision for credit losses. In the quarter ended September 30, 2024, we recorded a $7.4 million provision for credit losses.

Noninterest Income

Noninterest income was $29.4 million in the fourth quarter of 2024, a decrease of $23.9 million compared to noninterest income of $53.3 million in the prior quarter. Noninterest income in the fourth quarter of 2024 included a $26.2 million loss on the sale of investment securities.

Noninterest Expense

Noninterest expense was $124.1 million in the fourth quarter of 2024, a decrease of $2.0 million compared to noninterest expense of $126.1 million in the prior quarter.

The efficiency ratio was 65.5% and 59.8% for the quarters ended December 31, 2024 and September 30, 2024, respectively.

Taxes

The effective tax rate was 18.9% and 19.6% for the quarters ended December 31, 2024 and September 30, 2024, respectively.

Asset Quality

The allowance for credit losses was $160.4 million, or 1.11% of total loans and leases, as of December 31, 2024, compared to $163.7 million, or 1.15% of total loans and leases, as of September 30, 2024. The reserve for unfunded commitments was $32.8 million as of December 31, 2024, compared to $33.7 million as of September 30, 2024. Net charge-offs were $3.4 million, or 0.09% of average loans and leases on an annualized basis, for the quarter ended December 31, 2024, compared to net charge-offs of $3.9 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended September 30, 2024. Total non-performing assets were $20.7 million, or 0.14% of total loans and leases and other real estate owned, on December 31, 2024, compared to total non-performing assets of $17.8 million, or 0.13% of total loans and leases and other real estate owned, on September 30, 2024.

Capital

Total stockholders' equity was $2.6 billion on December 31, 2024 and September 30, 2024.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.14%, 12.80% and 13.99%, respectively, on December 31, 2024, compared with 9.14%, 13.03% and 14.25%, respectively, on September 30, 2024.

The Company repurchased 1.5 million shares of common stock at a total cost of $40.0 million under the stock repurchase program in the fourth quarter. The average cost was $27.14 per share repurchased. Total repurchases in 2024 were $40.0 million.

As to the stock repurchase program approved for 2025, repurchases of shares of the Company’s common stock may be conducted through open market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of share repurchases, if any, will be subject to management’s discretion and various factors, including the Company’s capital position and financial performance, as well as market conditions. The repurchase program may be suspended, terminated or modified at any time for any reason.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BI80003c73e95b445aa5fe62db794097bb, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2024	2024	2023	2024	2023
Operating Results:
Net interest income	$158,753	$156,707	$151,793	$622,738	$636,127
(Benefit) provision for credit losses	(750)	7,400	5,330	14,750	26,630
Noninterest income	29,376	53,288	58,347	185,803	200,815
Noninterest expense	124,143	126,147	142,307	501,189	501,138
Net income	52,496	61,492	47,502	230,129	234,983
Basic earnings per share	0.41	0.48	0.37	1.80	1.84
Diluted earnings per share	0.41	0.48	0.37	1.79	1.84
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	63.41%	54.17%	70.27%	58.10%	56.52%
Performance Ratios(1):
Net interest margin	3.03%	2.95%	2.81%	2.95%	2.92%
Efficiency ratio	65.51%	59.77%	67.28%	61.57%	59.48%
Return on average total assets	0.88%	1.02%	0.77%	0.96%	0.95%
Return on average tangible assets (non-GAAP)(2)	0.92%	1.06%	0.81%	1.00%	0.99%
Return on average total stockholders' equity	7.94%	9.45%	7.94%	9.00%	10.01%
Return on average tangible stockholders' equity (non-GAAP)(2)	12.78%	15.35%	13.66%	14.74%	17.39%
Average Balances:
Average loans and leases	$14,276,107	$14,304,806	$14,349,322	$14,312,759	$14,266,291
Average earning assets	21,079,951	21,328,882	21,688,816	21,284,169	21,952,009
Average assets	23,795,735	24,046,696	24,404,727	23,996,723	24,625,445
Average deposits	20,249,573	20,367,805	20,908,221	20,373,975	21,160,155
Average stockholders' equity	2,629,600	2,588,806	2,374,669	2,557,215	2,346,713
Market Value Per Share:
Closing	25.95	23.15	22.86	25.95	22.86
High	28.80	26.18	23.22	28.80	28.28
Low	22.08	20.28	17.18	19.48	15.08

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share data)	2024	2024	2023
Balance Sheet Data:
Loans and leases	$14,408,258	$14,241,370	$14,353,497
Total assets	23,828,186	23,780,285	24,926,474
Total deposits	20,322,216	20,227,702	21,332,657
Short-term borrowings	250,000	250,000	500,000
Total stockholders' equity	2,617,486	2,648,034	2,486,066

Per Share of Common Stock:
Book value	$20.70	$20.71	$19.48
Tangible book value (non-GAAP)(2)	12.83	12.92	11.68

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.14%	0.13%	0.13%
Allowance for credit losses for loans and leases / total loans and leases	1.11%	1.15%	1.09%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.80%	13.03%	12.39%
Tier 1 Capital Ratio	12.80%	13.03%	12.39%
Total Capital Ratio	13.99%	14.25%	13.57%
Tier 1 Leverage Ratio	9.14%	9.14%	8.64%
Total stockholders' equity to total assets	10.98%	11.14%	9.97%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.10%	7.25%	6.23%

Non-Financial Data:
Number of branches	48	48	50
Number of ATMs	273	273	275
Number of Full-Time Equivalent Employees	1,997	2,022	2,089

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
Interest income
Loans and lease financing	$198,347	$205,682	$196,276	$805,941	$748,053
Available-for-sale investment securities	12,767	12,850	19,033	54,306	74,241
Held-to-maturity investment securities	17,071	16,937	17,987	69,376	73,497
Other	11,977	14,527	7,734	50,421	27,788
Total interest income	240,162	249,996	241,030	980,044	923,579
Interest expense
Deposits	78,465	87,500	82,215	335,717	258,221
Short-term and long-term borrowings	2,685	5,397	6,232	19,988	26,289
Other	259	392	790	1,601	2,942
Total interest expense	81,409	93,289	89,237	357,306	287,452
Net interest income	158,753	156,707	151,793	622,738	636,127
(Benefit) provision for credit losses	(750)	7,400	5,330	14,750	26,630
Net interest income after (benefit) provision for credit losses	159,503	149,307	146,463	607,988	609,497
Noninterest income
Service charges on deposit accounts	7,968	7,783	7,646	31,090	29,647
Credit and debit card fees	14,834	17,533	16,381	64,401	63,888
Other service charges and fees	13,132	11,790	9,535	45,862	37,299
Trust and investment services income	9,449	9,077	9,645	38,306	38,449
Bank-owned life insurance	5,713	4,502	5,063	17,861	15,326
Investment securities (losses) gains, net	(26,171)	—	792	(26,171)	792
Other	4,451	2,603	9,285	14,454	15,414
Total noninterest income	29,376	53,288	58,347	185,803	200,815
Noninterest expense
Salaries and employee benefits	59,003	59,563	55,882	235,565	225,755
Contracted services and professional fees	14,472	14,634	16,219	60,912	66,423
Occupancy	7,708	6,945	7,561	28,971	29,608
Equipment	14,215	13,078	12,547	53,902	45,109
Regulatory assessment and fees	3,745	3,412	20,412	19,091	32,073
Advertising and marketing	1,529	1,813	1,441	7,719	7,615
Card rewards program	7,926	8,678	7,503	33,831	31,627
Other	15,545	18,024	20,742	61,198	62,928
Total noninterest expense	124,143	126,147	142,307	501,189	501,138
Income before provision for income taxes	64,736	76,448	62,503	292,602	309,174
Provision for income taxes	12,240	14,956	15,001	62,473	74,191
Net income	$52,496	$61,492	$47,502	$230,129	$234,983
Basic earnings per share	$0.41	$0.48	$0.37	$1.80	$1.84
Diluted earnings per share	$0.41	$0.48	$0.37	$1.79	$1.84
Basic weighted-average outstanding shares	127,350,626	127,886,167	127,612,734	127,702,573	127,567,547
Diluted weighted-average outstanding shares	128,167,502	128,504,035	128,028,964	128,325,865	127,915,873

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands, except share amount)	2024	2024	2023
Assets
Cash and due from banks	$258,057	$252,209	$185,015
Interest-bearing deposits in other banks	912,133	820,603	1,554,882
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,190,448 as of December 31, 2024, $2,290,781 as of September 30, 2024 and $2,558,675 as of December 31, 2023)	1,926,516	2,055,959	2,255,336
Held-to-maturity, at amortized cost (fair value: $3,262,509 as of December 31, 2024, $3,475,143 as of September 30, 2024 and $3,574,856 as of December 31, 2023)	3,790,650	3,853,697	4,041,449
Loans held for sale	—	—	190
Loans and leases	14,408,258	14,241,370	14,353,497
Less: allowance for credit losses	160,393	163,700	156,533
Net loans and leases	14,247,865	14,077,670	14,196,964

Premises and equipment, net	288,530	287,036	281,461
Accrued interest receivable	79,979	81,875	84,417
Bank-owned life insurance	491,890	490,135	479,907
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	5,078	5,236	5,699
Other assets	831,996	860,373	845,662
Total assets	$23,828,186	$23,780,285	$24,926,474
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,347,068	$13,427,674	$13,749,095
Noninterest-bearing	6,975,148	6,800,028	7,583,562
Total deposits	20,322,216	20,227,702	21,332,657
Short-term borrowings	250,000	250,000	500,000
Retirement benefits payable	97,135	100,448	103,285
Other liabilities	541,349	554,101	504,466
Total liabilities	21,210,700	21,132,251	22,440,408

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,748,847 / 126,422,898 shares as of December 31, 2024, issued/outstanding: 141,735,601 / 127,886,167 shares as of September 30, 2024 and issued/outstanding: 141,340,539 / 127,618,761 shares as of December 31, 2023)	1,417	1,417	1,413
Additional paid-in capital	2,560,380	2,558,158	2,548,250
Retained earnings	934,048	915,062	837,859
Accumulated other comprehensive loss, net	(463,994)	(452,658)	(530,210)
Treasury stock (15,325,949 shares as of December 31, 2024, 13,849,434 shares as of September 30, 2024 and 13,721,778 shares as of December 31, 2023)	(414,365)	(373,945)	(371,246)
Total stockholders' equity	2,617,486	2,648,034	2,486,066
Total liabilities and stockholders' equity	$23,828,186	$23,780,285	$24,926,474

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$948.9	$11.3	4.75%	$1,020.4	$13.9	5.40%	$568.0	$7.8	5.39%
Available-for-Sale Investment Securities
Taxable	1,987.7	12.7	2.56	2,062.6	12.8	2.48	2,598.4	19.0	2.92
Non-Taxable	1.4	—	5.30	1.5	—	5.06	1.9	—	5.12
Held-to-Maturity Investment Securities
Taxable	3,224.8	13.9	1.72	3,288.2	13.8	1.67	3,472.1	14.8	1.70
Non-Taxable	601.7	3.9	2.56	602.3	3.7	2.46	603.9	3.9	2.58
Total Investment Securities	5,815.6	30.5	2.10	5,954.6	30.3	2.03	6,676.3	37.7	2.25
Loans Held for Sale	1.3	—	5.75	2.2	—	5.64	0.7	—	7.41
Loans and Leases(1)
Commercial and industrial	2,157.8	35.2	6.50	2,165.3	38.0	6.98	2,148.1	36.7	6.78
Commercial real estate	4,333.1	68.9	6.33	4,278.3	71.6	6.67	4,356.3	71.4	6.51
Construction	990.7	17.4	6.99	1,040.7	20.3	7.74	888.7	16.7	7.45
Residential:
Residential mortgage	4,183.5	40.8	3.90	4,204.5	40.4	3.84	4,294.8	38.8	3.61
Home equity line	1,157.1	13.3	4.55	1,158.5	13.2	4.52	1,174.8	11.3	3.83
Consumer	1,033.2	19.0	7.29	1,035.3	18.7	7.19	1,132.4	18.4	6.43
Lease financing	420.7	4.4	4.18	422.2	4.0	3.72	354.2	3.6	4.03
Total Loans and Leases	14,276.1	199.0	5.55	14,304.8	206.2	5.74	14,349.3	196.9	5.45
Other Earning Assets	38.1	0.7	6.73	46.9	0.7	5.83	94.5	—	0.06
Total Earning Assets(2)	21,080.0	241.5	4.56	21,328.9	251.1	4.69	21,688.8	242.4	4.44
Cash and Due from Banks	226.2			242.3			240.8
Other Assets	2,489.5			2,475.5			2,475.1
Total Assets	$23,795.7			$24,046.7			$24,404.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,940.3	$21.1	1.42%	$5,963.1	$23.6	1.57%	$6,067.2	$22.4	1.46%
Money Market	4,053.6	26.6	2.61	4,179.5	31.9	3.04	3,905.0	27.5	2.79
Time	3,362.0	30.8	3.64	3,327.3	32.0	3.83	3,390.7	32.3	3.78
Total Interest-Bearing Deposits	13,355.9	78.5	2.34	13,469.9	87.5	2.58	13,362.9	82.2	2.44
Other Short-Term Borrowings	250.0	2.7	4.27	451.1	5.4	4.76	515.2	6.2	4.80
Other Interest-Bearing Liabilities	25.3	0.2	4.07	22.4	0.4	6.97	42.1	0.8	7.44
Total Interest-Bearing Liabilities	13,631.2	81.4	2.38	13,943.4	93.3	2.66	13,920.2	89.2	2.54
Net Interest Income		$160.1			$157.8			$153.2
Interest Rate Spread(3)			2.18%			2.03%			1.90%
Net Interest Margin(4)			3.03%			2.95%			2.81%
Noninterest-Bearing Demand Deposits	6,893.7			6,897.9			7,545.3
Other Liabilities	641.2			616.6			564.5
Stockholders' Equity	2,629.6			2,588.8			2,374.7
Total Liabilities and Stockholders' Equity	$23,795.7			$24,046.7			$24,404.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.4 million, $1.1 million and $1.4 million for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2024			December 31, 2023
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$900.8	$47.3	5.25%	$512.3	$26.5	5.18%
Available-for-Sale Investment Securities
Taxable	2,090.0	54.2	2.60	2,871.8	73.8	2.57
Non-Taxable	1.5	0.1	5.45	10.2	0.6	5.55
Held-to-Maturity Investment Securities
Taxable	3,321.6	56.6	1.70	3,579.0	60.7	1.70
Non-Taxable	602.6	15.6	2.58	607.7	15.9	2.61
Total Investment Securities	6,015.7	126.5	2.10	7,068.7	151.0	2.14
Loans Held for Sale	1.3	0.1	6.02	0.4	—	6.63
Loans and Leases(1)
Commercial and industrial	2,172.4	148.6	6.84	2,182.3	141.0	6.46
Commercial real estate	4,310.1	282.3	6.55	4,257.9	266.0	6.25
Construction	985.4	73.5	7.46	877.7	62.1	7.08
Residential:
Residential mortgage	4,220.2	163.4	3.87	4,308.0	156.4	3.63
Home equity line	1,162.9	51.0	4.39	1,131.1	39.3	3.47
Consumer	1,051.5	73.4	6.98	1,178.6	71.5	6.07
Lease financing	410.3	16.3	3.98	330.7	14.1	4.26
Total Loans and Leases	14,312.8	808.5	5.65	14,266.3	750.4	5.26
Other Earning Assets	53.6	3.1	5.88	104.3	1.3	1.20
Total Earning Assets(2)	21,284.2	985.5	4.63	21,952.0	929.2	4.23
Cash and Due from Banks	238.3			265.1
Other Assets	2,474.2			2,408.3
Total Assets	$23,996.7			$24,625.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,990.7	$91.6	1.53%	$6,124.7	$71.5	1.17%
Money Market	4,064.0	117.8	2.90	3,869.1	86.1	2.22
Time	3,324.8	126.3	3.80	3,040.0	100.6	3.31
Total Interest-Bearing Deposits	13,379.5	335.7	2.51	13,033.8	258.2	1.98
Federal Funds Purchased	—	—	—	17.2	0.8	4.45
Other Short-Term Borrowings	424.9	20.0	4.70	261.9	13.0	4.98
Long-Term Borrowings	—	—	—	261.6	12.5	4.78
Other Interest-Bearing Liabilities	29.6	1.6	5.39	57.1	3.0	5.15
Total Interest-Bearing Liabilities	13,834.0	357.3	2.58	13,631.6	287.5	2.11
Net Interest Income		$628.2			$641.7
Interest Rate Spread(3)			2.05%			2.12%
Net Interest Margin(4)			2.95%			2.92%
Noninterest-Bearing Demand Deposits	6,994.5			8,126.4
Other Liabilities	611.0			520.7
Stockholders' Equity	2,557.2			2,346.7
Total Liabilities and Stockholders' Equity	$23,996.7			$24,625.4

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $5.4 million and $5.6 million for the years ended December 31, 2024 and 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the years ended December 31, 2024 and 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2024
	Compared to September 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.0)	$(1.6)	$(2.6)
Available-for-Sale Investment Securities
Taxable	(0.5)	0.4	(0.1)
Held-to-Maturity Investment Securities
Taxable	(0.3)	0.4	0.1
Non-Taxable	—	0.2	0.2
Total Investment Securities	(0.8)	1.0	0.2
Loans and Leases
Commercial and industrial	(0.1)	(2.7)	(2.8)
Commercial real estate	0.9	(3.6)	(2.7)
Construction	(1.0)	(1.9)	(2.9)
Residential:
Residential mortgage	(0.2)	0.6	0.4
Home equity line	—	0.1	0.1
Consumer	—	0.3	0.3
Lease financing	—	0.4	0.4
Total Loans and Leases	(0.4)	(6.8)	(7.2)
Other Earning Assets	(0.1)	0.1	—
Total Change in Interest Income	(2.3)	(7.3)	(9.6)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	(2.4)	(2.5)
Money Market	(0.9)	(4.4)	(5.3)
Time	0.3	(1.5)	(1.2)
Total Interest-Bearing Deposits	(0.7)	(8.3)	(9.0)
Other Short-Term Borrowings	(2.2)	(0.5)	(2.7)
Other Interest-Bearing Liabilities	—	(0.2)	(0.2)
Total Change in Interest Expense	(2.9)	(9.0)	(11.9)
Change in Net Interest Income	$0.6	$1.7	$2.3

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2024
	Compared to December 31, 2023
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$4.6	$(1.1)	$3.5
Available-for-Sale Investment Securities
Taxable	(4.1)	(2.2)	(6.3)
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.2	(0.9)
Total Investment Securities	(5.2)	(2.0)	(7.2)
Loans and Leases
Commercial and industrial	0.1	(1.6)	(1.5)
Commercial real estate	(0.4)	(2.1)	(2.5)
Construction	1.8	(1.1)	0.7
Residential:
Residential mortgage	(1.0)	3.0	2.0
Home equity line	(0.1)	2.1	2.0
Consumer	(1.7)	2.3	0.6
Lease financing	0.7	0.1	0.8
Total Loans and Leases	(0.6)	2.7	2.1
Other Earning Assets	—	0.7	0.7
Total Change in Interest Income	(1.2)	0.3	(0.9)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.6)	(0.7)	(1.3)
Money Market	1.0	(1.9)	(0.9)
Time	(0.2)	(1.3)	(1.5)
Total Interest-Bearing Deposits	0.2	(3.9)	(3.7)
Other Short-Term Borrowings	(2.9)	(0.6)	(3.5)
Other Interest-Bearing Liabilities	(0.3)	(0.3)	(0.6)
Total Change in Interest Expense	(3.0)	(4.8)	(7.8)
Change in Net Interest Income	$1.8	$5.1	$6.9

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2024
	Compared to December 31, 2023
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$20.4	$0.4	$20.8
Available-for-Sale Investment Securities
Taxable	(20.4)	0.8	(19.6)
Non-Taxable	(0.5)	—	(0.5)
Held-to-Maturity Investment Securities
Taxable	(4.1)	—	(4.1)
Non-Taxable	(0.1)	(0.2)	(0.3)
Total Investment Securities	(25.1)	0.6	(24.5)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	(0.7)	8.3	7.6
Commercial real estate	3.3	13.0	16.3
Construction	7.9	3.5	11.4
Residential:
Residential mortgage	(3.2)	10.2	7.0
Home equity line	1.1	10.6	11.7
Consumer	(8.2)	10.1	1.9
Lease financing	3.2	(1.0)	2.2
Total Loans and Leases	3.4	54.7	58.1
Other Earning Assets	(0.9)	2.7	1.8
Total Change in Interest Income	(2.1)	58.4	56.3

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.6)	21.7	20.1
Money Market	4.5	27.2	31.7
Time	10.0	15.7	25.7
Total Interest-Bearing Deposits	12.9	64.6	77.5
Federal Funds Purchased	(0.4)	(0.4)	(0.8)
Other Short-Term Borrowings	7.7	(0.7)	7.0
Long-Term Borrowings	(6.3)	(6.2)	(12.5)
Other Interest-Bearing Liabilities	(1.5)	0.1	(1.4)
Total Change in Interest Expense	12.4	57.4	69.8
Change in Net Interest Income	$(14.5)	$1.0	$(13.5)

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2024	2024	2023
Commercial and industrial	$2,247,428	$2,110,077	$2,165,349
Commercial real estate	4,463,992	4,265,289	4,340,243
Construction	918,326	1,056,249	900,292
Residential:
Residential mortgage	4,168,154	4,187,060	4,283,315
Home equity line	1,151,739	1,159,823	1,174,588
Total residential	5,319,893	5,346,883	5,457,903
Consumer	1,023,969	1,030,044	1,109,901
Lease financing	434,650	432,828	379,809
Total loans and leases	$14,408,258	$14,241,370	$14,353,497

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2024	2024	2023
Demand	$6,975,148	$6,800,028	$7,583,562
Savings	6,021,364	5,896,029	6,445,084
Money Market	4,027,334	4,129,381	3,847,853
Time	3,298,370	3,402,264	3,456,158
Total Deposits	$20,322,216	$20,227,702	$21,332,657

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2024	2024	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$329	$934	$970
Commercial real estate	411	152	2,953
Total Commercial Loans	740	1,086	3,923
Residential Loans:
Residential mortgage	12,768	9,103	7,620
Home equity line	7,171	7,645	7,052
Total Residential Loans	19,939	16,748	14,672
Total Non-Accrual Loans and Leases	20,679	17,834	18,595
Total Non-Performing Assets	$20,679	$17,834	$18,595

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$1,432	$529	$494
Commercial real estate	—	568	300
Construction	536	—	—
Total Commercial Loans	1,968	1,097	794
Residential mortgage	1,317	931	—
Consumer	2,734	2,515	2,702
Total Accruing Loans and Leases Past Due 90 Days or More	$6,019	$4,543	$3,496

Total Loans and Leases	$14,408,258	$14,241,370	$14,353,497

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2024	2024	2023	2024	2023
Balance at Beginning of Period	$197,397	$193,930	$192,570	$192,138	$177,735
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(851)	(1,178)	(910)	(3,615)	(3,482)
Commercial real estate	—	(400)	(2,500)	(400)	(2,500)
Total Commercial Loans	(851)	(1,578)	(3,410)	(4,015)	(5,982)
Residential Loans:
Residential mortgage	—	—	—	—	(122)
Home equity line	—	—	(20)	—	(292)
Total Residential Loans	—	—	(20)	—	(414)
Consumer	(4,774)	(4,192)	(4,147)	(18,002)	(17,110)
Total Loans and Leases Charged-Off	(5,625)	(5,770)	(7,577)	(22,017)	(23,506)
Recoveries on Loans and Leases Previously Charged-Off
Commercial and industrial	298	160	171	919	3,346
Residential Loans:
Residential mortgage	30	31	31	119	141
Home equity line	32	86	163	274	702
Total Residential Loans	62	117	194	393	843
Consumer	1,858	1,560	1,450	7,057	7,090
Total Recoveries on Loans and Leases Previously Charged-Off	2,218	1,837	1,815	8,369	11,279
Net Loans and Leases Charged-Off	(3,407)	(3,933)	(5,762)	(13,648)	(12,227)
(Benefit) Provision for Credit Losses	(750)	7,400	5,330	14,750	26,630
Balance at End of Period	$193,240	$197,397	$192,138	$193,240	$192,138
Components:
Allowance for Credit Losses	$160,393	$163,700	$156,533	$160,393	$156,533
Reserve for Unfunded Commitments	32,847	33,697	35,605	32,847	35,605
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$193,240	$197,397	$192,138	$193,240	$192,138
Average Loans and Leases Outstanding	$14,276,107	$14,304,806	$14,349,322	$14,312,759	$14,266,291
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.09%	0.11%	0.16%	0.10%	0.09%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.11%	1.15%	1.09%	1.11%	1.09%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	7.76x	9.18x	8.42x	7.76x	8.42x

(1)	Annualized for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$163,980	$73,554	$185,433	$249,532	$17,775	$256,119	$1,118,075	$14,336	$2,078,804
Special Mention	808	2,385	1,209	68	300	1,322	41,520	—	47,612
Substandard	—	—	8,096	196	309	1,114	26,089	—	35,804
Other (1)	17,132	8,928	6,937	2,797	765	1,279	47,370	—	85,208
Total Commercial and Industrial	181,920	84,867	201,675	252,593	19,149	259,834	1,233,054	14,336	2,247,428
Current period gross charge-offs	—	578	335	105	221	2,376	—	—	3,615

Commercial Real Estate
Risk rating:
Pass	322,405	369,948	832,005	634,722	308,156	1,720,243	116,682	7,703	4,311,864
Special Mention	9,014	2,252	7,510	41,399	3,265	10,860	11,861	—	86,161
Substandard	—	—	54,952	1,002	—	9,732	148	—	65,834
Other (1)	—	—	—	—	—	133	—	—	133
Total Commercial Real Estate	331,419	372,200	894,467	677,123	311,421	1,740,968	128,691	7,703	4,463,992
Current period gross charge-offs	—	—	—	—	—	400	—	—	400

Construction
Risk rating:
Pass	91,583	198,382	332,000	186,682	41,596	13,824	14,972	—	879,039
Special Mention	—	—	—	—	—	155	—	—	155
Other (1)	12,482	9,688	10,861	1,561	1,199	2,644	697	—	39,132
Total Construction	104,065	208,070	342,861	188,243	42,795	16,623	15,669	—	918,326
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	149,615	101,684	60,898	14,328	17,703	84,663	—	—	428,891
Special Mention	—	—	—	220	—	—	—	—	220
Substandard	4,657	565	317	—	—	—	—	—	5,539
Total Lease Financing	154,272	102,249	61,215	14,548	17,703	84,663	—	—	434,650
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$771,676	$767,386	$1,500,218	$1,132,507	$391,068	$2,102,088	$1,377,414	$22,039	$8,064,396
Current period gross charge-offs	$—	$578	$335	$105	$221	$2,776	$—	$—	$4,015

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$168,067	$187,710	$492,845	$946,390	$498,443	$1,115,557	$—	$—	$3,409,012
680 - 739	18,368	34,901	65,735	103,622	57,369	138,469	—	—	418,464
620 - 679	1,726	4,380	23,556	19,355	14,058	40,471	—	—	103,546
550 - 619	—	820	6,526	7,745	4,042	13,783	—	—	32,916
Less than 550	—	734	775	2,264	1,559	6,342	—	—	11,674
No Score (3)	13,211	6,719	16,839	9,916	5,518	45,604	—	—	97,807
Other (2)	9,456	12,404	16,564	14,311	10,769	28,812	2,419	—	94,735
Total Residential Mortgage	210,828	247,668	622,840	1,103,603	591,758	1,389,038	2,419	—	4,168,154
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	925,749	1,652	927,401
680 - 739	—	—	—	—	—	—	161,523	1,030	162,553
620 - 679	—	—	—	—	—	—	39,235	1,220	40,455
550 - 619	—	—	—	—	—	—	13,006	416	13,422
Less than 550	—	—	—	—	—	—	5,993	563	6,556
No Score (3)	—	—	—	—	—	—	1,352	—	1,352
Total Home Equity Line	—	—	—	—	—	—	1,146,858	4,881	1,151,739
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Residential Lending	$210,828	$247,668	$622,840	$1,103,603	$591,758	$1,389,038	$1,149,277	$4,881	$5,319,893
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consumer Lending
FICO:
740 and greater	92,329	65,738	84,007	44,192	14,607	6,897	101,938	106	409,814
680 - 739	68,371	46,533	44,504	21,829	7,652	5,278	86,935	509	281,611
620 - 679	30,618	17,728	19,942	10,252	4,195	4,152	50,544	775	138,206
550 - 619	6,108	6,768	9,312	5,702	2,574	3,106	15,641	778	49,989
Less than 550	2,012	3,950	5,572	3,594	1,591	1,830	5,311	593	24,453
No Score (3)	1,881	106	38	—	7	9	38,932	176	41,149
Other (2)	—	—	277	887	99	956	76,528	—	78,747
Total Consumer Lending	$201,319	$140,823	$163,652	$86,456	$30,725	$22,228	$375,829	$2,937	$1,023,969
Current period gross charge-offs	$732	$2,055	$2,606	$1,388	$676	$2,685	$7,168	$692	$18,002

Total Loans and Leases	$1,183,823	$1,155,877	$2,286,710	$2,322,566	$1,013,551	$3,513,354	$2,902,520	$29,857	$14,408,258
Current period gross charge-offs	$732	$2,633	$2,941	$1,493	$897	$5,461	$7,168	$692	$22,017

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of December 31, 2024, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of December 31, 2024, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2024	2024	2023	2024	2023
Income Statement Data:
Net income	$52,496	$61,492	$47,502	$230,129	$234,983

Average total stockholders' equity	$2,629,600	$2,588,806	$2,374,669	$2,557,215	$2,346,713
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,634,108	$1,593,314	$1,379,177	$1,561,723	$1,351,221

Average total assets	$23,795,735	$24,046,696	$24,404,727	$23,996,723	$24,625,445
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,800,243	$23,051,204	$23,409,235	$23,001,231	$23,629,953

Return on average total stockholders' equity(1)	7.94%	9.45%	7.94%	9.00%	10.01%
Return on average tangible stockholders' equity (non-GAAP)(1)	12.78%	15.35%	13.66%	14.74%	17.39%

Return on average total assets(1)	0.88%	1.02%	0.77%	0.96%	0.95%
Return on average tangible assets (non-GAAP)(1)	0.92%	1.06%	0.81%	1.00%	0.99%

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2023
Balance Sheet Data:
Total stockholders' equity	$2,617,486	$2,648,034	$2,486,066
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,621,994	$1,652,542	$1,490,574

Total assets	$23,828,186	$23,780,285	$24,926,474
Less: goodwill	995,492	995,492	995,492
Tangible assets	$22,832,694	$22,784,793	$23,930,982

Shares outstanding	126,422,898	127,886,167	127,618,761

Total stockholders' equity to total assets	10.98%	11.14%	9.97%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.10%	7.25%	6.23%

Book value per share	$20.70	$20.71	$19.48
Tangible book value per share (non-GAAP)	$12.83	$12.92	$11.68

(1)	Annualized for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023.